Debt	12 Months Ended
Dec. 31, 2013
Debt
Debt

At December 31, 2013 and 2012, our long-term debt and interest rates on that debt were as follows (dollars in thousands):

	December 31, 2013		December 31, 2012
	Amount	Interest Rate	Amount	Interest Rate
Revolving Credit Facility, due October 2018	$—	—%	$—	—%
Five-Year Term Loan, due October 2018	650,000	1.54	—	—
Seven-Year Term Loan, due October 2020	650,000	1.79	—	—
4.50% Senior Notes, net of discount of $1,827 as of December 31, 2013, due November 2023	698,173	4.50	—	—
6.50% Senior Notes, net of discounts of $26 and $32 as of December 31, 2013 and 2012, respectively, due March 2018	149,974	6.50	149,968	6.50
3.90% Senior Notes, net of discounts of $302 and $338 as of December 31, 2013 and 2012, respectively, due June 2022	399,698	3.90	399,662	3.90
Receivables Credit Facility, due October 2014	—	—	109,000	1.06
Senior Credit Facility, Term Loan, due October 2016	—	—	135,000	1.71
Total	2,547,845	3.08	793,630	3.63
Less current portion	39,000	1.59	15,000	1.71
Total long-term debt	$2,508,845	3.10%	$778,630	3.67%

In October 2013, we entered into $2.35 billion of new borrowings and credit facility, including a $1.65 billion senior unsecured credit agreement, which includes a $350.0 million undrawn revolver, and $700.0 million of 4.50% ten-year notes, which in connection with cash on hand, was used to finance the acquisition of Boise, repay $953.6 million of indebtedness, which included $829.8 million of acquired Boise debt, and for general corporate purposes. The details of the new borrowings are as follows:

•
Senior Unsecured Credit Agreement. On October, 18, 2013, we replaced our senior credit facility that was scheduled to terminate in October 2016, with a new $1.65 billion senior unsecured credit facility. Loans bear interest at LIBOR plus a margin that is determined based upon our credit ratings. The financing consisted of:

◦
Revolving Credit Facility: A $350.0 million unsecured revolving credit facility with variable interest (LIBOR plus a margin) due October 2018. During 2013, we did not borrow under the Revolving Credit Facility. At December 31, 2013, we had $19.0 million of outstanding letters of credit that were considered a draw on the revolving credit facility, resulting in $331.0 million of unused borrowing capacity. The outstanding letters of credit were primarily for workers compensation. We are required to pay commitment fees on the unused portions of the credit facility.

◦	Five-Year Term Loan: A $650.0 million unsecured term loan with variable interest (LIBOR plus 1.375%), payable quarterly, due October 2018.

◦	Seven-Year Term Loan: A $650.0 million unsecured term loan with variable interest (LIBOR plus 1.625%), payable quarterly, due October 2020.

•	4.50% Senior Notes. On October 22, 2013, we issued $700.0 million of 4.50% senior notes due November 1, 2023, through a registered public offering.

On December 23, 2013, we repaid in full the $109.0 million that was outstanding under, and terminated, the receivables credit facility that was scheduled to terminate on October 11, 2014.
On June 26, 2012, we issued $400.0 million of 3.90% senior notes due June 15, 2022, through a registered public offering and notified the holders of our $400.0 million of 5.75% senior notes due August 1, 2013, that we would redeem those notes on July 26, 2012. On July 26, 2012, we completed the redemption of the old 5.75% notes for $432.5 million, which included a redemption premium of $21.3 million and $11.2 million of accrued and unpaid interest. We used the proceeds of the offering of the new 3.90% notes and cash on hand to fund the redemption.

The instruments governing our indebtedness contain financial and other covenants that limit the ability of PCA and its subsidiaries to enter into sale and leaseback transactions, incur liens, incur indebtedness at the subsidiary level, enter into certain transactions with affiliates, merge or consolidate with any other person or sell or otherwise dispose of all or substantially all of our assets. Our credit facility also requires us to comply with certain financial covenants, including maintaining a minimum interest coverage ratio and a maximum leverage ratio. A failure to comply with these restrictions could lead to an event of default, which could result in an acceleration of any outstanding indebtedness and/or prohibit us from drawing on the revolving credit facility. Such an acceleration may also constitute an event of default under the senior notes indenture. At December 31, 2013, we were in compliance with these covenants.

Additional information regarding our variable rate debt is shown below:

	Reference Interest Rate		Applicable Margin
	2013	2012	2013	2012
Five-Year Term Loan, due October 2018	0.17%	n/a	1.375%	n/a
Seven-Year Term Loan, due October 2020	0.17%	n/a	1.625%	n/a
Receivables Credit Facility	n/a	0.21%	n/a	0.85%
Senior Credit Facility, Term Loan, due October 2016	n/a	0.21%	n/a	1.50%

As of December 31, 2013, annual principal maturities for debt, excluding unamortized debt discount, are: $39.0 million for 2014; $71.5 million for 2015; $71.5 million for 2016; $104.0 million for 2017; $546.5 million for 2018; and $1.7 billion for 2019 and thereafter.

Interest payments and redemption premium payments paid in connection with the Company’s debt obligations for the years ended December 31, 2013, 2012, and 2011, were $105.7 million (including a $54.8 million redemption premium related to the acquired Boise Inc. debt), $66.3 million (including a $21.3 million redemption premium), and $35.2 million, respectively.

Included in interest expense, net, are amortization of financing costs and amortization of treasury lock settlements. For the years ended December 31, 2013, 2012, and 2011, amortization of treasury lock settlements was a $5.7 million net loss, a $3.0 million net loss, and a $1.8 million net gain, respectively. Amortization of financing costs for the years ended December 31, 2013, 2012, and 2011, was $10.3 million (including $8.2 million for acquisition-related financing fees), $1.1 million, and $0.7 million, respectively.

With the exception of the senior notes, our debt is variable-rate debt. At December 31, 2013, the book value of our fixed-rate debt was $1,247.8 million, and the fair value was estimated to be $1,258.3 million. The difference between the book value and fair value is due to the difference between the period-end market interest rate and the stated rate of our fixed-rate debt. We estimated the fair value of our fixed-rate debt using quoted market prices (Level 1 inputs), discussed further in Note 2, Summary of Significant Accounting Policies.